SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) August 14, 2006

NETWORK INSTALLATION CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-25499	88-0390360
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5625 Arville, Suite E Las Vegas, Nevada 89118
(Address of principal executive offices) (Zip Code)

(702) 889-8777
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 1.01 Entry Into a Material Definitive Agreement

On August 14, 2006, Network Installation Corp. (“NWKI”) and its subsidiary, Kelley Communication Corp. (together with NWKI, the “Company”) entered into an Amended and Restated Promissory Note with Michael Kelley (the “Kelley Note”) and an Amended and Restated Promissory Note with Robert Unger (the “Unger Note” and together with the Kelley Note, the “Notes”). Michael Kelley is a director of NWKI and Chief Executive Officer of Kelley Communication Corp. The Notes replaced promissory notes issued by the Company to Michael Kelley and Robert Unger dated September 22, 2005 (the “Original Promissory Notes”).

Pursuant to the terms of the Notes, which are effective June 30, 2006:

•	The face amount of the Kelley Note was reduced from $540,000 to $476,250;

•	The face amount of the Unger Note was reduced from $360,000 to $317,500;

•	The Notes bear interest at a rate of 7% per annum;

•	Payments on the Kelley Note are to be made as follows:

Month	Monthly Payment Amount
January 20, 2007 – December 20, 2007	$15,000
January 20, 2008-August 20, 2008	$25,000

A final balloon payment in the amount of $152,801.49 is due on September 20, 2008.

•	Payments on the Unger Note are to be made as follows:

Month	Monthly Payment Amount
January 20, 2007 – December 20, 2007	$10,000
January 20, 2008-August 20, 2008	$15,000

A final balloon payment in the amount of $115,555.80 is due on September 20, 2008.

•	Warrants to purchase 135,000 shares of NWKI common stock that were issued to Michael Kelley pursuant to the terms of his original note were cancelled;

•	Warrants to purchase 90,000 shares of NWKI common stock that were issued to Robert Unger pursuant to the terms of his original note were cancelled;

•	The provisions in the Original Promissory Notes allowing the holders to convert the Original Promissory Notes to convertible debentures in the event of default were deleted;

•

If the Company borrows funds or raises capital from the sale of the stock of NWKI from a person other than Dutchess Private Equities Fund LP or its affiliates (“Dutchess”) and the proceeds from such financing exceed $3,500,000, the Company is required to pay Michael Kelley 30% and Robert Unger 20% of the proceeds from such financing that exceed $3,500,000 up to the unpaid balance of each Note, as a principal prepayment on each Note;

•

If the Company’s earnings on a consolidated basis during any calendar year exceed one-million dollars ($1,000,000) (i) before interest, taxes, depreciation and amortization, but (ii) after deduction of all principal and interest payments on outstanding debts, other than prepayments to Dutchess mandated by the terms of the Company’s Loan Restructure Agreement with Dutchess (the “Excess Earnings”), the Company is required to pay to Michael Kelley 20% of the Excess Earnings and Robert Unger 13% of the Excess Earnings, up to the unpaid balance of each Note, as a principal prepayment on each Note; and

•	Michael Kelley and Robert Unger waived any default under the Original Promissory Notes and waived any penalty, premium or interest that may have accrued under the Original Promissory Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK INSTALLATION CORP.
August 18, 2006	/s/ Jeffrey R. Hultman Jeffrey R. Hultman President and Chief Executive Officer

4